                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT RESERVE ENGINEER

   We consent to the incorporation by reference in this Amendment No. 2 to Form S-3 by McMoRan Oil & Gas Co. (the "Company") of our reserve report as of December 31, 1996 in the Company's Form 10-K for the fiscal year ended December 31, 1996.


                                       CRESCENT TECHNOLOGY, INC.



                                   By: /s/WAYNE FORMAN
                                       -------------------------

September 2, 1997
New Orleans, Louisiana